                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-05 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $191,598,060.16
Loan Count: 372
Cut-off Date: 2004-05-01
Avg. Loan Balance: $515,048.55
Avg. Orig. Balance: $515,676.81
W.A. FICO*: 747
W.A. Orig. LTV: 66.10%
W.A. Cut-Off LTV: 66.02%
W.A. Gross Coupon: 5.7220%
W.A. Net Coupon: 5.4685%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.68%
% over 100 COLTV: 0.00%
% with PMI: 0.68%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 65.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.28%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
   Original Balance     Percent
-------------------------------
250,001 - 350,000         1.62%
-------------------------------
350,001 - 450,000        30.40
-------------------------------
450,001 - 550,000        27.97
-------------------------------
550,001 - 650,000        15.97
-------------------------------
650,001 - 750,000        12.64
-------------------------------
750,001 - 850,000         2.89
-------------------------------
850,001 - 950,000         3.78
-------------------------------
950,001 - 1,050,000       4.13
-------------------------------

-------------------------------
1,150,001 - 1,250,000     0.61
-------------------------------
Total:                  100.00%
-------------------------------

Average: $515,676.81
Lowest: $336,849.00
Highest: $1,169,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
   Cut-Off Balance      Percent
-------------------------------
250,001 - 350,000         1.62%
-------------------------------
350,001 - 450,000        30.63
-------------------------------
450,001 - 550,000        27.74
-------------------------------
550,001 - 650,000        15.97
-------------------------------
650,001 - 750,000        12.64
-------------------------------
750,001 - 850,000         2.89
-------------------------------
850,001 - 950,000         3.78
-------------------------------
950,001 - 1,050,000       4.13
-------------------------------
1,150,001 - 1,250,000     0.61
-------------------------------
Total:                  100.00%
-------------------------------

Average: $515,048.55
Lowest: $336,488.88
Highest: $1,167,808.15

--------------------------------------------------------------------------------

4. Index

----------------
 Index   Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------

----------------------
30 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
    Coupon      Percent
-----------------------
5.126 - 5.250     0.49%
-----------------------
5.251 - 5.375     3.05
-----------------------
5.376 - 5.500     6.52
-----------------------
5.501 - 5.625    22.07
-----------------------
5.626 - 5.750    51.39
-----------------------
5.751 - 5.875    13.19
-----------------------
5.876 - 6.000     1.89
-----------------------
6.001 - 6.125     0.39
-----------------------
6.126 - 6.250     0.34
-----------------------
6.376 - 6.500     0.36
-----------------------
6.501 - 6.625     0.31
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.722
Lowest: 5.250
Highest: 6.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.07%
----------------------
750 - 799       48.87
----------------------
700 - 749       29.92
----------------------
650 - 699       14.04
----------------------
600 - 649        1.11
----------------------
Total:         100.00%
----------------------

W.A.: 747
Lowest: 626
Highest: 816

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
    Loan Purpose      Percent
-----------------------------
Refinance-Rate/Term    55.21%
-----------------------------
Purchase               28.79
-----------------------------
Refinance-Cashout      15.80
-----------------------------
Cons/Perm               0.20
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              73.73%
-----------------------
PUD Detach       19.13
-----------------------
Condo             3.20
-----------------------
2-Family          1.94
-----------------------
PUD Attach        1.66
-----------------------
3-Family          0.34
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
 Documentation   Percent
------------------------
Rapid             57.89%
------------------------

------------------------
Standard          22.20
------------------------
Reduced           18.50
------------------------
All Ready Home     1.41
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             95.95%
--------------------------
Secondary            4.05
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.32%
-----------------------
UGRIC             0.30
-----------------------
GEMIC             0.20
-----------------------
RMIC              0.18
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

-----------------------
State           Percent
-----------------------
California       49.99%
-----------------------
Maryland          6.44
-----------------------
Massachusetts     4.49
-----------------------
Virginia          4.46
-----------------------
Florida           3.93
-----------------------
Other            30.70
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    51.74%
-----------------------------
Southern California    48.26
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94010        2.28%
------------------
92651        0.99
------------------
94566        0.96
------------------
94611        0.89
------------------
95608        0.83
------------------
Other       94.06
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.64%
---------------------------
1                     0.36
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
336               0.88%
-----------------------
360              99.12
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.8 months
Lowest: 336 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
301 - 342                  0.88%
--------------------------------
355 - 360                 99.12
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 335 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                   1.75%
-------------------------
1 - 6              98.25
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.60%
-----------------------
20.01 - 25.00     0.60
-----------------------
25.01 - 30.00     1.56
-----------------------
30.01 - 35.00     1.39
-----------------------
35.01 - 40.00     3.09
-----------------------
40.01 - 45.00     3.22
-----------------------
45.01 - 50.00     2.83
-----------------------
50.01 - 55.00     6.31
-----------------------
55.01 - 60.00     7.77
-----------------------
60.01 - 65.00    12.48
-----------------------
65.01 - 70.00    11.99
-----------------------
70.01 - 75.00    13.97
-----------------------
75.01 - 80.00    33.52
-----------------------
85.01 - 90.00     0.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 66.10%
Lowest: 14.45%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.60%
-----------------------
20.01 - 25.00     0.60
-----------------------
25.01 - 30.00     1.56
-----------------------
30.01 - 35.00     1.39
-----------------------
35.01 - 40.00     3.09
-----------------------
40.01 - 45.00     3.22
-----------------------
45.01 - 50.00     2.83
-----------------------
50.01 - 55.00     6.31
-----------------------
55.01 - 60.00     7.77
-----------------------
60.01 - 65.00    12.48
-----------------------
65.01 - 70.00    11.99
-----------------------
70.01 - 75.00    14.21
-----------------------
75.01 - 80.00    33.28
-----------------------
85.01 - 90.00     0.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 66.02%
Lowest: 14.43%
Highest: 89.90%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-05 Group 1
                                30 Yr Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average
                           of         Current         by       Original     W.A.     Min.    W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
250,001 - 350,000            9     $  3,094,534      1.62%    $  344,198   5.722%    676     727
-------------------------------------------------------------------------------------------------
350,001 - 450,000          146       58,240,111     30.40        399,392   5.723     642     749
-------------------------------------------------------------------------------------------------
450,001 - 550,000          108       53,589,606     27.97        496,907   5.695     626     746
-------------------------------------------------------------------------------------------------
550,001 - 650,000           51       30,601,363     15.97        600,693   5.747     654     749
-------------------------------------------------------------------------------------------------
650,001 - 750,000           34       24,226,042     12.64        713,300   5.736     632     745
-------------------------------------------------------------------------------------------------
750,001 - 850,000            7        5,535,247      2.89        791,579   5.732     711     766
-------------------------------------------------------------------------------------------------
850,001 - 950,000            8        7,234,188      3.78        905,219   5.750     671     733
-------------------------------------------------------------------------------------------------
950,001 - 1,050,000          8        7,909,160      4.13        989,688   5.703     696     740
-------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        1        1,167,808      0.61      1,169,000   5.875     780     780
-------------------------------------------------------------------------------------------------
Total:                     372     $191,598,060    100.00%    $  515,677   5.722%    626     747
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        764     60.71%     73.35%     89.40%       359        1
---------------------------------------------------------------------------------
350,001 - 450,000        815     20.60      67.72      89.65        359        1
---------------------------------------------------------------------------------
450,001 - 550,000        816     27.16      66.66      80.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        809     14.45      67.48      90.00        359        1
---------------------------------------------------------------------------------
650,001 - 750,000        816     28.07      60.36      80.00        358        1
---------------------------------------------------------------------------------
750,001 - 850,000        797     24.08      64.34      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        816     52.63      66.79      80.00        359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      786     35.09      59.82      70.57        359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    780     70.00      70.00      70.00        359        1
---------------------------------------------------------------------------------
Total:                   816     14.45%     66.10%     90.00%       359        1
---------------------------------------------------------------------------------

Average: $515,676.81
Lowest: $336,849.00
Highest: $1,169,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
5.126 - 5.250        2     $    936,924      0.49%     $469,000   5.250%    679     725
----------------------------------------------------------------------------------------
5.251 - 5.375       13        5,849,971      3.05       450,612   5.375     663     757
----------------------------------------------------------------------------------------
5.376 - 5.500       26       12,488,377      6.52       480,849   5.500     626     739
----------------------------------------------------------------------------------------
5.501 - 5.625       80       42,278,953     22.07       529,123   5.625     673     753
----------------------------------------------------------------------------------------
5.626 - 5.750      188       98,468,445     51.39       524,395   5.750     642     748
----------------------------------------------------------------------------------------
5.751 - 5.875       50       25,271,552     13.19       506,131   5.875     632     740
----------------------------------------------------------------------------------------
5.876 - 6.000        8        3,619,396      1.89       452,875   6.000     654     706
----------------------------------------------------------------------------------------
6.001 - 6.125        2          742,478      0.39       371,600   6.125     732     755
----------------------------------------------------------------------------------------
6.126 - 6.250        1          649,383      0.34       650,000   6.250     726     726
----------------------------------------------------------------------------------------
6.376 - 6.500        1          693,643      0.36       694,903   6.500     803     803
----------------------------------------------------------------------------------------
6.501 - 6.625        1          598,938      0.31       600,000   6.625     776     776
----------------------------------------------------------------------------------------
Total:             372     $191,598,060    100.00%     $515,677   5.722%    626     747
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
5.126 - 5.250    789     72.37%     75.53%     80.00%       359        1
-------------------------------------------------------------------------
5.251 - 5.375    814     39.56      64.42      80.00        359        1
-------------------------------------------------------------------------
5.376 - 5.500    806     40.00      72.54      80.00        358        1
-------------------------------------------------------------------------
5.501 - 5.625    810     27.16      68.08      90.00        359        1
-------------------------------------------------------------------------
5.626 - 5.750    816     14.45      64.32      89.65        359        1
-------------------------------------------------------------------------
5.751 - 5.875    799     20.60      65.86      80.00        358        1
-------------------------------------------------------------------------
5.876 - 6.000    778     50.58      66.20      76.19        359        1
-------------------------------------------------------------------------
6.001 - 6.125    778     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
6.126 - 6.250    726     52.00      52.00      52.00        359        1
-------------------------------------------------------------------------
6.376 - 6.500    803     80.00      80.00      80.00        358        2
-------------------------------------------------------------------------
6.501 - 6.625    776     78.20      78.20      78.20        358        2
-------------------------------------------------------------------------
Total:           816     14.45%     66.10%     90.00%       359        1
-------------------------------------------------------------------------

W.A.: 5.722%
Lowest: 5.250%
Highest: 6.625%

--------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average
                  of         Current       of Loans      Original    W.A.     Min.
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
               Mortgage     Principal    by Principal   Principal    Gross    FICO
Credit Score    Loans        Balance        Balance      Balance    Coupon   Score
----------------------------------------------------------------------------------
800 - 824         23      $ 11,636,435        6.07%      $506,535    5.734%   800
----------------------------------------------------------------------------------
775 - 799         90        47,263,378       24.67        525,886    5.716    775
----------------------------------------------------------------------------------
750 - 774         91        46,367,285       24.20        510,069    5.703    750
----------------------------------------------------------------------------------
725 - 749         65        33,335,524       17.40        513,494    5.744    725
----------------------------------------------------------------------------------
700 - 724         47        23,984,736       12.52        511,014    5.739    700
----------------------------------------------------------------------------------
675 - 699         34        17,710,911        9.24        521,444    5.699    676
----------------------------------------------------------------------------------
650 - 674         18         9,181,835        4.79        510,634    5.767    654
----------------------------------------------------------------------------------
625 - 649          4         2,117,956        1.11        530,050    5.681    626
----------------------------------------------------------------------------------
Total:           372      $191,598,060      100.00%      $515,677    5.722%   626
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                FICO    FICO   Original   Original   Original    Term to    Loan
Credit Score   Score   Score     LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
800 - 824       808     816     34.86%     64.54%     80.00%       359       1
--------------------------------------------------------------------------------
775 - 799       784     799     27.16      66.57      89.65        358       1
--------------------------------------------------------------------------------
750 - 774       763     774     20.60      65.67      80.00        359       1
--------------------------------------------------------------------------------
725 - 749       738     749     14.45      65.90      89.40        359       1
--------------------------------------------------------------------------------
700 - 724       712     724     35.09      68.25      90.00        359       1
--------------------------------------------------------------------------------
675 - 699       687     699     38.79      66.68      80.00        358       1
--------------------------------------------------------------------------------
650 - 674       663     674     29.83      62.03      77.41        359       1
--------------------------------------------------------------------------------
625 - 649       634     642     53.29      65.56      80.00        359       1
--------------------------------------------------------------------------------
Total:          747     816     14.45%     66.10%     90.00%       359       1
--------------------------------------------------------------------------------

W.A.: 747
Lowest: 626
Highest: 816

4. Index

------------------------------------------------------------------------------------
          Number      Aggregate      Percent       Average
            of         Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Index     Loans        Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
FIX        372      $191,598,060      100.00%     $515,677    5.722%    626     747
------------------------------------------------------------------------------------
Total:     372      $191,598,060      100.00%     $515,677    5.722%    626     747
------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                    W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score     LTV        LTV        LTV       Maturity   Age
------------------------------------------------------------------
FIX       816     14.45%     66.10%     90.00%       359       1
------------------------------------------------------------------
Total:    816     14.45%     66.10%     90.00%       359       1
------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------
                       Number      Aggregate      Percent       Average
                         of         Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Loan Purpose           Loans        Balance       Balance       Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Refinance-Rate/Term      206     $105,778,626      55.21%      $514,165    5.723%    632     747
-------------------------------------------------------------------------------------------------
Purchase                 102       55,155,461      28.79       541,350     5.685     626     753
-------------------------------------------------------------------------------------------------
Refinance-Cashout         63       30,280,758      15.80       481,144     5.783     655     736
-------------------------------------------------------------------------------------------------
Cons/Perm                  1          383,215       0.20       384,000     5.875     742     742
-------------------------------------------------------------------------------------------------
Total:                   372     $191,598,060     100.00%      $515,677    5.722%    626     747
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Refinance-Rate/Term    815     14.45%     63.06%     89.65%       359       1
-------------------------------------------------------------------------------
Purchase               816     27.78      73.13      90.00        359       1
-------------------------------------------------------------------------------
Refinance-Cashout      816     38.79      63.74      80.00        359       1
-------------------------------------------------------------------------------
Cons/Perm              742     80.00      80.00      80.00        358       2
-------------------------------------------------------------------------------
Total:                 816     14.45%     66.10%     90.00%       359       1
-------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------
                Number      Aggregate      Percent       Average
                  of         Current       of Loans     Original     W.A.     Min.   W.A.
               Mortgage     Principal    by Principal   Principal   Gross    FICO    FICO
Loan Purpose    Loans        Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
SFR              272      $141,262,640       73.73%      $519,995    5.727%   632     748
------------------------------------------------------------------------------------------
PUD Detach        74        36,650,885       19.13        495,867    5.696    626     737
------------------------------------------------------------------------------------------
Condo             12         6,137,348        3.20        511,987    5.683    690     747
------------------------------------------------------------------------------------------
2-Family           6         3,708,954        1.94        618,820    5.778    739     772
------------------------------------------------------------------------------------------
PUD Attach         7         3,188,849        1.66        456,031    5.691    729     768
------------------------------------------------------------------------------------------
3-Family           1           649,383        0.34        650,000    6.250    726     726
------------------------------------------------------------------------------------------
Total:           372      $191,598,060      100.00%      $515,677    5.722%   626     747
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          W.A.
               Max.      Min.       W.A.       Max.     Remaining   W.A.
               FICO    Original   Original   Original    Term to    Loan
Loan Purpose   Score     LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
SFR             816     14.45%     65.27%     90.00%       359       1
------------------------------------------------------------------------
PUD Detach      810     35.09      68.64      80.00        359       1
------------------------------------------------------------------------
Condo           780     60.56      69.73      80.00        359       1
------------------------------------------------------------------------
2-Family        795     46.00      64.63      80.00        355       1
------------------------------------------------------------------------
PUD Attach      797     43.72      71.52      80.00        359       1
------------------------------------------------------------------------
3-Family        726     52.00      52.00      52.00        359       1
------------------------------------------------------------------------
Total:          816     14.45%     66.10%     90.00%       359       1
------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by       Original    W.A.     Min.    W.A.
Occupancy   Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
  Status      Loans       Balance      Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
Primary        357     $183,834,721     95.95%     $515,576   5.722%    626     747
------------------------------------------------------------------------------------
Secondary       15        7,763,339      4.05       518,075   5.716     680     752
------------------------------------------------------------------------------------
Total:         372     $191,598,060    100.00%     $515,677   5.722%    626     747
------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                        W.A.
             Max.     Min.       W.A.       Max.     Remaining   W.A.
Occupancy    FICO   Original   Original   Original    Term to    Loan
  Status    Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------
Primary      816     14.45%     65.99%     90.00%       359        1
---------------------------------------------------------------------
Secondary    783     20.60      68.74      80.00        359        1
---------------------------------------------------------------------
Total:       816     14.45%     66.10%     90.00%       359        1
---------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------
                                                   Percent
                        Number      Aggregate     of Loans     Average
                          of         Current         by        Original    W.A.     Min.    W.A.
Geographic             Mortgage     Principal     Principal   Principal    Gross    FICO    FICO
Distribution             Loans       Balance       Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
California                184     $ 95,784,419      49.99%     $521,178   5.736%    632     747
------------------------------------------------------------------------------------------------
Maryland                   25       12,330,169       6.44       493,699   5.714     672     737
------------------------------------------------------------------------------------------------
Massachusetts              15        8,598,258       4.49       574,008   5.723     679     751
------------------------------------------------------------------------------------------------
Virginia                   19        8,546,569       4.46       450,404   5.648     699     763
------------------------------------------------------------------------------------------------
Florida                    14        7,522,129       3.93       537,935   5.807     656     756
------------------------------------------------------------------------------------------------
Illinois                   11        6,280,183       3.28       571,484   5.727     711     753
------------------------------------------------------------------------------------------------
Colorado                   11        5,236,769       2.73       477,250   5.630     715     760
------------------------------------------------------------------------------------------------
North Carolina              7        4,128,294       2.15       590,379   5.708     681     751
------------------------------------------------------------------------------------------------
Washington                  8        3,936,640       2.05       492,600   5.693     706     755
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
California              816     14.45%     62.82%     80.00%       359        1
--------------------------------------------------------------------------------
Maryland                816     41.35      68.33      80.00        358        1
--------------------------------------------------------------------------------
Massachusetts           816     47.24      68.65      80.00        359        1
--------------------------------------------------------------------------------
Virginia                797     34.00      71.74      80.00        359        1
--------------------------------------------------------------------------------
Florida                 809     62.24      76.63      90.00        359        1
--------------------------------------------------------------------------------
Illinois                806     39.25      61.66      78.38        359        1
--------------------------------------------------------------------------------
Colorado                793     51.46      68.36      80.00        359        1
--------------------------------------------------------------------------------
North Carolina          783     59.79      68.87      80.00        359        1
--------------------------------------------------------------------------------
Washington              788     57.14      71.94      80.00        359        1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Nevada                     7         3,851,121       2.01       550,740   5.708     642     748
-----------------------------------------------------------------------------------------------
Texas                      7         3,750,238       1.96       536,257   5.707     689     749
-----------------------------------------------------------------------------------------------
New York                   7         3,677,631       1.92       525,929   5.717     713     750
-----------------------------------------------------------------------------------------------
South Carolina             7         3,588,722       1.87       513,214   5.713     626     747
-----------------------------------------------------------------------------------------------
Connecticut                4         2,607,259       1.36       652,500   5.720     699     742
-----------------------------------------------------------------------------------------------
District of Columbia       5         2,530,491       1.32       506,635   5.672     714     742
-----------------------------------------------------------------------------------------------
Missouri                   4         2,090,832       1.09       523,250   5.794     671     718
-----------------------------------------------------------------------------------------------
Kansas                     4         1,911,326       1.00       478,340   5.656     708     749
-----------------------------------------------------------------------------------------------
Wisconsin                  4         1,890,191       0.99       473,050   5.662     700     726
-----------------------------------------------------------------------------------------------
Minnesota                  4         1,809,811       0.94       455,000   5.781     723     780
-----------------------------------------------------------------------------------------------
Georgia                    4         1,712,812       0.89       428,725   5.476     677     707
-----------------------------------------------------------------------------------------------
Other                     21         9,814,194       5.12       467,838   5.727     638     732
-----------------------------------------------------------------------------------------------
Total:                   372      $191,598,060     100.00%     $515,677   5.722%    626     747
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nevada                  786     51.00      65.92      78.49        359        1
--------------------------------------------------------------------------------
Texas                   800     38.79      69.92      80.00        359        1
--------------------------------------------------------------------------------
New York                793     27.78      72.16      89.40        359        1
--------------------------------------------------------------------------------
South Carolina          798     20.60      62.44      80.00        359        1
--------------------------------------------------------------------------------
Connecticut             768     39.47      47.46      63.23        359        1
--------------------------------------------------------------------------------
District of Columbia    784     62.74      72.01      80.00        359        1
--------------------------------------------------------------------------------
Missouri                778     59.53      69.95      80.00        359        1
--------------------------------------------------------------------------------
Kansas                  778     79.08      81.74      89.65        359        1
--------------------------------------------------------------------------------
Wisconsin               757     66.38      74.79      80.00        359        1
--------------------------------------------------------------------------------
Minnesota               813     63.10      73.25      80.00        359        1
--------------------------------------------------------------------------------
Georgia                 789     72.37      77.12      80.00        359        1
--------------------------------------------------------------------------------
Other                   801     46.67      70.61      80.00        358        1
--------------------------------------------------------------------------------
Total:                  816     14.45%     66.10%     90.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
County Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Los Angeles, CA           45     $ 24,832,098     12.96%     $552,454   5.751%    654     745
----------------------------------------------------------------------------------------------
Orange, CA                30       14,203,178      7.41       473,910   5.712     655     730
----------------------------------------------------------------------------------------------
San Mateo, CA             22       12,556,425      6.55       571,386   5.700     674     750
----------------------------------------------------------------------------------------------
Alameda, CA               18        9,181,326      4.79       510,584   5.737     654     737
----------------------------------------------------------------------------------------------
Santa Clara, CA           16        8,094,232      4.22       506,569   5.728     710     771
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Los Angeles,CA         815     27.90%     59.57%     80.00%       359        1
-------------------------------------------------------------------------------
Orange,CA              804     27.16      59.88      80.00        359        1
-------------------------------------------------------------------------------
San Mateo,CA           800     14.45      58.20      80.00        359        1
-------------------------------------------------------------------------------
Alameda,CA             796     37.70      63.61      80.00        359        1
-------------------------------------------------------------------------------
Santa Clara,CA         810     18.85      69.96      80.00        359        1
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
San Francisco,CA          10        5,638,592      2.94       564,455   5.790     702     760
----------------------------------------------------------------------------------------------
San Diego, CA             10        5,252,146      2.74       525,765   5.736     654     749
----------------------------------------------------------------------------------------------
Middlesex, MA              9        5,077,741      2.65       565,102   5.705     702     764
----------------------------------------------------------------------------------------------
Cook, IL                   8        4,964,856      2.59       621,178   5.744     711     751
----------------------------------------------------------------------------------------------
Contra Costa, CA           9        4,807,416      2.51       535,289   5.693     632     740
----------------------------------------------------------------------------------------------
Other                    195       96,990,049     50.62       498,014   5.714     626     747
----------------------------------------------------------------------------------------------
Total:                   372     $191,598,060    100.00%     $515,677   5.722%    626     747
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
San Francisco, CA      795     46.00      67.10      77.46        356        1
-------------------------------------------------------------------------------
San Diego, CA          807     43.72      69.81      80.00        359        1
-------------------------------------------------------------------------------
Middlesex, MA          816     47.24      67.38      80.00        359        1
-------------------------------------------------------------------------------
Cook, IL               806     39.25      61.78      78.38        359        1
-------------------------------------------------------------------------------
Contra Costa, CA       812     40.60      63.35      76.72        359        1
-------------------------------------------------------------------------------
Other                  816     20.60      69.65      90.00        359        1
-------------------------------------------------------------------------------
Total:                 816     14.45%     66.10%     90.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
10.01 - 15.00        1     $    577,397      0.30%     $578,000   5.750%    728     728
----------------------------------------------------------------------------------------
15.01 - 20.00        1          564,216      0.29       565,500   5.750     748     748
----------------------------------------------------------------------------------------
20.01 - 25.00        2        1,153,822      0.60       577,500   5.875     761     770
----------------------------------------------------------------------------------------
25.01 - 30.00        6        2,990,159      1.56       499,020   5.700     662     753
----------------------------------------------------------------------------------------
30.01 - 35.00        5        2,660,747      1.39       532,846   5.750     746     780
----------------------------------------------------------------------------------------
35.01 - 40.00       11        5,923,508      3.09       539,039   5.649     688     743
----------------------------------------------------------------------------------------
40.01 - 45.00       13        6,178,902      3.22       475,812   5.697     705     765
----------------------------------------------------------------------------------------
45.01 - 50.00       10        5,419,990      2.83       542,550   5.750     705     755
----------------------------------------------------------------------------------------
50.01 - 55.00       22       12,087,001      6.31       549,982   5.765     632     725
----------------------------------------------------------------------------------------
55.01 - 60.00       27       14,879,503      7.77       551,663   5.736     655     742
----------------------------------------------------------------------------------------
60.01 - 65.00       45       23,902,477     12.48       531,913   5.733     663     747
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    728      14.45%    14.45%     14.45%       359        1
-------------------------------------------------------------------------
15.01 - 20.00    748      18.85     18.85      18.85        358        2
-------------------------------------------------------------------------
20.01 - 25.00    774      20.60     22.99      24.08        359        1
-------------------------------------------------------------------------
25.01 - 30.00    779      27.16     28.22      29.83        359        1
-------------------------------------------------------------------------
30.01 - 35.00    807      30.33     32.94      34.86        359        1
-------------------------------------------------------------------------
35.01 - 40.00    815      35.09     38.00      40.00        359        1
-------------------------------------------------------------------------
40.01 - 45.00    812      40.10     42.63      44.45        357        1
-------------------------------------------------------------------------
45.01 - 50.00    814      45.30     46.83      47.72        356        1
-------------------------------------------------------------------------
50.01 - 55.00    816      50.27     52.85      54.97        359        1
-------------------------------------------------------------------------
55.01 - 60.00    796      55.17     57.95      60.00        359        1
-------------------------------------------------------------------------
60.01 - 65.00    816      60.28     62.79      65.00        359        1
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------
65.01 - 70.00       41       22,974,625     11.99       560,931   5.729     655     747
----------------------------------------------------------------------------------------
70.01 - 75.00       52       26,757,388     13.97       515,249   5.722     654     737
----------------------------------------------------------------------------------------
75.01 - 80.00      133       64,228,936     33.52       483,549   5.708     626     752
----------------------------------------------------------------------------------------
85.01 - 90.00        3        1,299,388      0.68       433,587   5.695     701     736
----------------------------------------------------------------------------------------
Total:             372     $191,598,060    100.00%     $515,677   5.722%    626     747
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
65.01 - 70.00    803      65.12     67.80      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    816      70.43     73.13      75.00        359        1
-------------------------------------------------------------------------
75.01 - 80.00    813      75.12     78.97      80.00        359        1
-------------------------------------------------------------------------
85.01 - 90.00    778      89.40     89.74      90.00        359        1
-------------------------------------------------------------------------
Total:           816      14.45%    66.10%     90.00%       359        1
-------------------------------------------------------------------------

W.A.: 66.10%
Lowest: 14.45%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------
                                      Percent
            Number      Aggregate     of Loans    Average
              of         Current         by       Original     W.A.    Min.    W.A.
Original   Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
  Term       Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
336             3     $  1,680,520      0.88%     $560,633   5.734%    690     762
-----------------------------------------------------------------------------------
360           369      189,917,540     99.12       515,311   5.722     626     747
-----------------------------------------------------------------------------------
Total:        372     $191,598,060    100.00%     $515,677   5.722%    626     747
-----------------------------------------------------------------------------------

--------------------------------------------------------------------

                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining   W.A.
Original    FICO   Original   Original   Original    Term to    Loan
  Term     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------
336         795     44.08%     50.62%     65.49%       335        1
--------------------------------------------------------------------
360         816     14.45      66.24      90.00        359        1
--------------------------------------------------------------------
Total:      816     14.45%     66.10%     90.00%       359        1
--------------------------------------------------------------------

W.A.: 359.8 months
Lowest: 336 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-05 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $106,989,476.01
Loan Count: 210
Cut-off Date: 2004-05-01
Avg. Loan Balance: $509,473.70
Avg. Orig. Balance: $510,020.35
W.A. FICO*: 748
W.A. Orig. LTV: 64.37%
W.A. Cut-Off LTV: 64.30%
W.A. Gross Coupon: 5.7315%
W.A. Net Coupon: 5.4780%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.88%
% over 100 COLTV: 0.00%
% with PMI: 0.88%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 64.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.45%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       1.61%
-----------------------------
350,001 - 450,000      32.73
-----------------------------
450,001 - 550,000      28.18
-----------------------------
550,001 - 650,000      16.60
-----------------------------
650,001 - 750,000      11.56
-----------------------------
750,001 - 850,000       3.05
-----------------------------
850,001 - 950,000       2.57
-----------------------------

-----------------------------
950,001 - 1,050,000     3.70
-----------------------------
Total:                100.00%
-----------------------------

Average: $510,020.35
Lowest: $340,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       1.61%
-----------------------------
350,001 - 450,000      32.73
-----------------------------
450,001 - 550,000      28.18
-----------------------------
550,001 - 650,000      16.60
-----------------------------
650,001 - 750,000      11.56
-----------------------------
750,001 - 850,000       3.05
-----------------------------
850,001 - 950,000       2.57
-----------------------------
950,001 - 1,050,000     3.70
-----------------------------
Total:                100.00%
-----------------------------

Average: $509,473.70
Lowest: $339,645.02
Highest: $998,980.45

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR          100.00%
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.251 - 5.375     1.27%
-----------------------
5.376 - 5.500     8.41
-----------------------
5.501 - 5.625    19.43
-----------------------
5.626 - 5.750    53.05
-----------------------
5.751 - 5.875    13.08
-----------------------
5.876 - 6.000     2.39
-----------------------
6.001 - 6.125     1.98
-----------------------
6.126 - 6.250     0.37
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.732
Lowest: 5.375
Highest: 6.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849       6.29%
----------------------
750 - 799       48.56
----------------------
700 - 749       29.56
----------------------
650 - 699       12.50
----------------------
600 - 649        3.09
----------------------
Total:         100.00%
----------------------

W.A.: 748
Lowest: 634
Highest: 822

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    66.52%
-----------------------------
Refinance-Cashout      16.80
-----------------------------
Purchase               16.69
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              73.80%
-----------------------
PUD Detach       19.28
-----------------------
Condo             4.36
-----------------------
PUD Attach        0.99
-----------------------
2-Family          0.98
-----------------------
3-Family          0.59
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             61.71%
------------------------
Standard          19.62
------------------------
Reduced           15.98
------------------------
All Ready Home     2.69
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             98.35%
--------------------------
Secondary            1.65
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.12%
-----------------------
UGRIC             0.88
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    48.42%
-----------------------------
Southern California    51.58
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94549        2.45%
------------------
90266        2.01
------------------
94116        1.87
------------------
94539        1.83
------------------
90277        1.64
------------------
Other       90.19
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------

---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.81%
-----------------------
360              99.19
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.81%
--------------------------------
355 - 360                 99.19
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.5 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                   0.37%
-------------------------
1 - 6              99.63
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.38%
-----------------------
25.01 - 30.00     0.47
-----------------------
30.01 - 35.00     2.62
-----------------------
35.01 - 40.00     4.12
-----------------------
40.01 - 45.00     3.15
-----------------------
45.01 - 50.00     6.67
-----------------------
50.01 - 55.00     5.40
-----------------------
55.01 - 60.00    10.87
-----------------------
60.01 - 65.00    12.98
-----------------------
65.01 - 70.00    12.43
-----------------------
70.01 - 75.00    15.51
-----------------------
75.01 - 80.00    24.50
-----------------------
80.01 - 85.00     0.88
-----------------------
Total:          100.00%
-----------------------

W.A.: 64.37%
Lowest: 19.88%
Highest: 85.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.38%
-----------------------
25.01 - 30.00     0.47
-----------------------
30.01 - 35.00     2.62
-----------------------
35.01 - 40.00     4.12
-----------------------
40.01 - 45.00     3.15
-----------------------
45.01 - 50.00     6.67
-----------------------
50.01 - 55.00     5.40
-----------------------
55.01 - 60.00    10.87
-----------------------
60.01 - 65.00    12.98
-----------------------

-----------------------
65.01 - 70.00    12.43
-----------------------
70.01 - 75.00    15.51
-----------------------
75.01 - 80.00    24.50
-----------------------
80.01 - 85.00     0.88
-----------------------
Total:          100.00%
-----------------------

W.A.: 64.30%
Lowest: 19.86%
Highest: 84.91%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-05 Group 3
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $349,601,000.80
Loan Count: 649
Cut-off Date: 2004-05-01
Avg. Loan Balance: $538,676.43
Avg. Orig. Balance: $539,873.50
W.A. FICO*: 748
W.A. Orig. LTV: 54.61%
W.A. Cut-Off LTV: 54.49%
W.A. Gross Coupon: 5.0499%
W.A. Net Coupon: 4.7964%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 178 months
W.A. Age: 1 months
% over 80 COLTV: 0.30%
% over 100 COLTV: 0.00%
% with PMI: 0.30%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 14.79%
W.A. MI Adjusted LTV: 54.45%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.92%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         1.77%
-------------------------------
350,001 - 450,000        27.39
-------------------------------
450,001 - 550,000        23.08
-------------------------------
550,001 - 650,000        18.71
-------------------------------
650,001 - 750,000        10.06
-------------------------------
750,001 - 850,000         3.86
-------------------------------
850,001 - 950,000         6.47
-------------------------------

-------------------------------
950,001 - 1,050,000       4.78
-------------------------------
1,050,001 - 1,150,000     2.84
-------------------------------
1,150,001 - 1,250,000     1.03
-------------------------------
Total:                  100.00%
-------------------------------

Average: $539,873.50
Lowest: $336,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         1.77%
-------------------------------
350,001 - 450,000        27.39
-------------------------------
450,001 - 550,000        23.40
-------------------------------
550,001 - 650,000        18.59
-------------------------------
650,001 - 750,000         9.88
-------------------------------
750,001 - 850,000         3.86
-------------------------------
850,001 - 950,000         6.47
-------------------------------
950,001 - 1,050,000       4.78
-------------------------------
1,050,001 - 1,150,000     2.84
-------------------------------
1,150,001 - 1,250,000     1.03
-------------------------------
Total:                  100.00%
-------------------------------

Average: $538,676.43
Lowest: $336,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.501 - 4.625     0.15%
-----------------------
4.626 - 4.750     9.12
-----------------------
4.751 - 4.875    13.24
-----------------------
4.876 - 5.000    40.87
-----------------------
5.001 - 5.125    12.46
-----------------------
5.126 - 5.250    18.23
-----------------------
5.251 - 5.375     3.48
-----------------------
5.376 - 5.500     1.05
-----------------------
5.501 - 5.625     0.86
-----------------------
5.626 - 5.750     0.12
-----------------------
5.751 - 5.875     0.11
-----------------------
5.876 - 6.000     0.32
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.050
Lowest: 4.625
Highest: 6.000

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.38%
----------------------
750 - 799       50.37
----------------------
700 - 749       29.67
----------------------
650 - 699       11.89
----------------------
600 - 649        1.69
----------------------

----------------------
Total:         100.00%
----------------------

W.A.: 748
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    78.60%
-----------------------------
Refinance-Cashout      15.05
-----------------------------
Purchase                6.24
-----------------------------
Cons/Perm               0.11
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              75.26%
-----------------------
PUD Detach       19.66
-----------------------
Condo             4.42
-----------------------
PUD Attach        0.51
-----------------------
Townhouse         0.14
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             54.01%
------------------------
Reduced           25.81
------------------------
Standard          18.94
------------------------
All Ready Home     1.24
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             94.37%
--------------------------
Secondary            5.63
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.70%
-----------------------
RGIC              0.30
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    50.00%
--------------------
Illinois       6.77
--------------------
Florida        4.85
--------------------
Texas          3.62
--------------------
Virginia       3.56
--------------------
Other         31.21
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    39.87%
-----------------------------
Southern California    60.13
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90210        1.92%
------------------
90275        1.50
------------------
95070        1.44
------------------
90274        1.43
------------------
60015        1.40
------------------
Other       92.31
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.78%
---------------------------
1                     0.22
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               1.32%
-----------------------
156               0.64
-----------------------
168               0.87
-----------------------
180              97.17
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.0 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  1.32%
--------------------------------
121 - 168                  1.51
--------------------------------

--------------------------------
175 - 180                 97.17
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 178.4 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age
-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  47.43%
-------------------------
1 - 6              52.57
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

24. OLTV
-----------------------
OLTV            Percent
-----------------------
<= 20.00          2.22%
-----------------------
20.01 - 25.00     1.74
-----------------------
25.01 - 30.00     4.70
-----------------------
30.01 - 35.00     4.74
-----------------------
35.01 - 40.00     6.11
-----------------------
40.01 - 45.00     8.03
-----------------------
45.01 - 50.00    10.57
-----------------------
50.01 - 55.00    12.04
-----------------------
55.01 - 60.00     9.63
-----------------------
60.01 - 65.00    11.37
-----------------------
65.01 - 70.00     9.97
-----------------------
70.01 - 75.00     8.08
-----------------------
75.01 - 80.00    10.50
-----------------------
80.01 - 85.00     0.16
-----------------------
90.01 - 95.00     0.14
-----------------------

-----------------------
Total:          100.00%
-----------------------

W.A.: 54.61%
Lowest: 12.74%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.22%
-----------------------
20.01 - 25.00     1.74
-----------------------
25.01 - 30.00     4.70
-----------------------
30.01 - 35.00     4.88
-----------------------
35.01 - 40.00     5.97
-----------------------
40.01 - 45.00     8.61
-----------------------
45.01 - 50.00    10.13
-----------------------
50.01 - 55.00    12.14
-----------------------
55.01 - 60.00     9.61
-----------------------
60.01 - 65.00    11.13
-----------------------
65.01 - 70.00     9.97
-----------------------
70.01 - 75.00     8.21
-----------------------
75.01 - 80.00    10.37
-----------------------
80.01 - 85.00     0.16
-----------------------
90.01 - 95.00     0.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 54.49%
Lowest: 12.74%
Highest: 94.65%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-05 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $150,606,900.15
Loan Count: 272
Cut-off Date: 2004-05-01
Avg. Loan Balance: $553,701.84
Avg. Orig. Balance: $555,134.93
W.A. FICO*: 752
W.A. Orig. LTV: 48.88%
W.A. Cut-Off LTV: 48.76%
W.A. Gross Coupon: 5.0633%
W.A. Net Coupon: 4.8098%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 178 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 48.76%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.82%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         1.36%
-------------------------------
350,001 - 450,000        23.52
-------------------------------
450,001 - 550,000        24.95
-------------------------------
550,001 - 650,000        17.95
-------------------------------
650,001 - 750,000        10.59
-------------------------------
750,001 - 850,000         5.31
-------------------------------
850,001 - 950,000         4.72
-------------------------------

-------------------------------
950,001 - 1,050,000       7.78
-------------------------------
1,050,001 - 1,150,000     2.16
-------------------------------
1,150,001 - 1,250,000     1.66
-------------------------------
Total:                  100.00%
-------------------------------

Average: $555,134.93
Lowest: $337,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         1.36%
-------------------------------
350,001 - 450,000        23.52
-------------------------------
450,001 - 550,000        26.05
-------------------------------
550,001 - 650,000        16.86
-------------------------------
650,001 - 750,000        10.59
-------------------------------
750,001 - 850,000         5.31
-------------------------------
850,001 - 950,000         4.72
-------------------------------
950,001 - 1,050,000       7.78
-------------------------------
1,050,001 - 1,150,000     2.16
-------------------------------
1,150,001 - 1,250,000     1.66
-------------------------------
Total:                  100.00%
-------------------------------

Average: $553,701.84
Lowest: $335,778.21
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     4.42%
-----------------------
4.751 - 4.875    14.17
-----------------------
4.876 - 5.000    41.24
-----------------------
5.001 - 5.125    12.61
-----------------------
5.126 - 5.250    24.18
-----------------------
5.251 - 5.375     1.55
-----------------------
5.376 - 5.500     1.04
-----------------------
5.501 - 5.625     0.79
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.063
Lowest: 4.750
Highest: 5.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.31%
----------------------
750 - 799       53.25
----------------------
700 - 749       29.30
----------------------
650 - 699        9.92
----------------------
600 - 649        0.22
----------------------
Total:         100.00%
----------------------

W.A.: 752
Lowest: 647
Highest: 834

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    79.42%
-----------------------------
Refinance-Cashout      16.85
-----------------------------
Purchase                3.74
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              74.20%
-----------------------
PUD Detach       21.52
-----------------------
Condo             1.71
-----------------------
2-Family          1.67
-----------------------
PUD Attach        0.90
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             52.85%
------------------------
Reduced           24.22
------------------------
Standard          19.81
------------------------

------------------------
All Ready Home     3.11
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             97.16%
--------------------------
Secondary            2.84
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    44.13%
-----------------------------
Southern California    55.87
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94010        3.82%
------------------
90274        2.61
------------------
95014        2.50
------------------
92649        2.20
------------------
90272        2.17
------------------
Other       86.70
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               2.53%
-----------------------
168               1.09
-----------------------
180              96.38
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.4 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  2.53%
--------------------------------
121 - 168                  1.09
--------------------------------
175 - 180                 96.38
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 177.8 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  43.37%
-------------------------
1 - 6              56.63
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          2.04%
-----------------------
20.01 - 25.00     3.41
-----------------------
25.01 - 30.00     4.17
-----------------------
30.01 - 35.00     7.82
-----------------------
35.01 - 40.00    10.93
-----------------------
40.01 - 45.00    11.04
-----------------------
45.01 - 50.00    12.22
-----------------------
50.01 - 55.00    14.95
-----------------------
55.01 - 60.00     9.32
-----------------------
60.01 - 65.00    11.65
-----------------------
65.01 - 70.00     6.27
-----------------------
70.01 - 75.00     3.23
-----------------------
75.01 - 80.00     2.97
-----------------------
Total:          100.00%
-----------------------

W.A.: 48.88%
Lowest: 12.50%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.04%
-----------------------
20.01 - 25.00     3.69
-----------------------
25.01 - 30.00     3.89
-----------------------
30.01 - 35.00     7.82
-----------------------
35.01 - 40.00    10.93
-----------------------
40.01 - 45.00    11.56
-----------------------

-----------------------
45.01 - 50.00    12.41
-----------------------
50.01 - 55.00    14.24
-----------------------
55.01 - 60.00     9.32
-----------------------
60.01 - 65.00    11.65
-----------------------
65.01 - 70.00     6.27
-----------------------
70.01 - 75.00     3.23
-----------------------
75.01 - 80.00     2.97
-----------------------
Total:          100.00%
-----------------------

W.A.: 48.76%
Lowest: 12.50%
Highest: 80.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                       BoAMS 2004-05 Crossed - Groups 2&4
                         15 & 30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $257,596,376.16
Loan Count: 482
Cut-off Date: 2004-05-01
Avg. Loan Balance: $534,432.32
Avg. Orig. Balance: $535,479.20
W.A. FICO*: 750
W.A. Orig. LTV: 55.31%
W.A. Cut-Off LTV: 55.21%
W.A. Gross Coupon: 5.3409%
W.A. Net Coupon: 5.0874%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 254 months
W.A. Rem. Term: 253 months
W.A. Age: 1 months
% over 80 COLTV: 0.37%
% over 100 COLTV: 0.00%
% with PMI: 0.37%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 55.18%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.23%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         1.47%
-------------------------------
350,001 - 450,000        27.35
-------------------------------
450,001 - 550,000        26.30
-------------------------------
550,001 - 650,000        17.39
-------------------------------
650,001 - 750,000        10.99
-------------------------------
750,001 - 850,000         4.37
-------------------------------
850,001 - 950,000         3.82
-------------------------------

-------------------------------
950,001 - 1,050,000       6.09
-------------------------------
1,050,001 - 1,150,000     1.26
-------------------------------
1,150,001 - 1,250,000     0.97
-------------------------------
Total:                  100.00%
-------------------------------

Average: $535,479.20
Lowest: $337,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         1.47%
-------------------------------
350,001 - 450,000        27.35
-------------------------------
450,001 - 550,000        26.93
-------------------------------
550,001 - 650,000        16.75
-------------------------------
650,001 - 750,000        10.99
-------------------------------
750,001 - 850,000         4.37
-------------------------------
850,001 - 950,000         3.82
-------------------------------
950,001 - 1,050,000       6.09
-------------------------------
1,050,001 - 1,150,000     1.26
-------------------------------
1,150,001 - 1,250,000     0.97
-------------------------------
Total:                  100.00%
-------------------------------

Average: $534,432.32
Lowest: $335,778.21
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR           58.47%
----------------------
30 YR           41.53
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     2.59%
-----------------------
4.751 - 4.875     8.28
-----------------------
4.876 - 5.000    24.11
-----------------------
5.001 - 5.125     7.37
-----------------------
5.126 - 5.250    14.14
-----------------------
5.251 - 5.375     1.43
-----------------------
5.376 - 5.500     4.10
-----------------------
5.501 - 5.625     8.53
-----------------------
5.626 - 5.750    22.03
-----------------------
5.751 - 5.875     5.43
-----------------------
5.876 - 6.000     0.99
-----------------------
6.001 - 6.125     0.82
-----------------------
6.126 - 6.250     0.15
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.341
Lowest: 4.750
Highest: 6.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.89%
----------------------
750 - 799       51.30
----------------------
700 - 749       29.41
----------------------

----------------------
650 - 699       10.99
----------------------
600 - 649        1.42
----------------------
Total:         100.00%
----------------------

W.A.: 750
Lowest: 634
Highest: 834

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    74.06%
-----------------------------
Refinance-Cashout      16.83
-----------------------------
Purchase                9.11
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              74.03%
-----------------------
PUD Detach       20.59
-----------------------
Condo             2.81
-----------------------
2-Family          1.38
-----------------------
PUD Attach        0.94
-----------------------
3-Family          0.25
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             56.53%
------------------------
Reduced           20.80
------------------------
Standard          19.73
------------------------
All Ready Home     2.94
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             97.66%
--------------------------
Secondary            2.34
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.63%
-----------------------
UGRIC             0.37
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    45.91%
-----------------------------
Southern California    54.09
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94010        2.23%
------------------
95014        2.14
------------------
94539        1.82
------------------
90266        1.76
------------------
90274        1.53
------------------
Other       90.53
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               1.48%
-----------------------
168               0.64
-----------------------
180              56.35
-----------------------
300               0.34
-----------------------
360              41.20
-----------------------
Total:          100.00%
-----------------------

W.A.: 253.6 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  1.48%
--------------------------------
121 - 168                  0.64
--------------------------------
175 - 180                 56.35
--------------------------------
295 - 300                  0.34
--------------------------------

--------------------------------
355 - 360                 41.20
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 252.8 months
Lowest: 118 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  25.51%
-------------------------
1 - 6              74.49
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.35%
-----------------------
20.01 - 25.00     1.99
-----------------------
25.01 - 30.00     2.63
-----------------------
30.01 - 35.00     5.66
-----------------------
35.01 - 40.00     8.10
-----------------------
40.01 - 45.00     7.77
-----------------------
45.01 - 50.00     9.91
-----------------------
50.01 - 55.00    10.98
-----------------------
55.01 - 60.00     9.96
-----------------------
60.01 - 65.00    12.20
-----------------------
65.01 - 70.00     8.83
-----------------------
70.01 - 75.00     8.33
-----------------------
75.01 - 80.00    11.91
-----------------------
80.01 - 85.00     0.37
-----------------------
Total:          100.00%
-----------------------

W.A.: 55.31%
Lowest: 12.50%
Highest: 85.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          1.35%
-----------------------
20.01 - 25.00     2.16
-----------------------
25.01 - 30.00     2.47
-----------------------
30.01 - 35.00     5.66
-----------------------
35.01 - 40.00     8.10
-----------------------
40.01 - 45.00     8.07
-----------------------
45.01 - 50.00    10.02
-----------------------
50.01 - 55.00    10.57
-----------------------
55.01 - 60.00     9.96
-----------------------
60.01 - 65.00    12.20
-----------------------
65.01 - 70.00     8.83
-----------------------
70.01 - 75.00     8.33
-----------------------
75.01 - 80.00    11.91
-----------------------
80.01 - 85.00     0.37
-----------------------
Total:          100.00%
-----------------------

W.A.: 55.21%
Lowest: 12.50%
Highest: 84.91%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                       BoAMS 2004-05 Crossed - Groups 2&4
                         15 & 30 Yr Fixed Rate - 100% CA

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent       Average
                           of         Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance         Loans        Balance        Balance       Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------------
250,001 - 350,000           11     $  3,780,358        1.47%     $  344,636    5.490%   647     738
----------------------------------------------------------------------------------------------------
350,001 - 450,000          173       70,442,628       27.35         407,932    5.404    636     752
----------------------------------------------------------------------------------------------------
450,001 - 550,000          137       67,735,507       26.30         495,172    5.359    642     751
----------------------------------------------------------------------------------------------------
550,001 - 650,000           75       44,797,535       17.39         598,532    5.321    634     756
----------------------------------------------------------------------------------------------------
650,001 - 750,000           40       28,317,429       10.99         709,915    5.365    658     746
----------------------------------------------------------------------------------------------------
750,001 - 850,000           14       11,258,204        4.37         805,759    5.217    710     765
----------------------------------------------------------------------------------------------------
850,001 - 950,000           11        9,847,475        3.82         897,670    5.263    663     728
----------------------------------------------------------------------------------------------------
950,001 - 1,050,000         16       15,675,337        6.09         981,450    5.203    645     744
----------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        3        3,246,580        1.26       1,084,845    5.125    694     739
----------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        2        2,495,323        0.97       1,250,000    4.937    699     738
----------------------------------------------------------------------------------------------------
Total:                     482     $257,596,376      100.00%     $  535,479    5.341%   634     750
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score     LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        791     25.92%     54.15%     80.00%       261        1
---------------------------------------------------------------------------------
350,001 - 450,000        834     19.88      57.18      85.00        266        1
---------------------------------------------------------------------------------
450,001 - 550,000        816     12.50      56.83      80.00        259        1
---------------------------------------------------------------------------------
550,001 - 650,000        824     15.27      57.17      83.14        250        1
---------------------------------------------------------------------------------
650,001 - 750,000        817     22.17      55.21      80.00        257        1
---------------------------------------------------------------------------------
750,001 - 850,000        792     21.25      53.91      80.00        231        1
---------------------------------------------------------------------------------
850,001 - 950,000        789     22.36      44.51      61.51        229        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      801     20.00      46.75      73.48        225        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    771     35.70      42.60      49.70        179        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    776     31.25      50.38      69.44        180        0
---------------------------------------------------------------------------------
Total:                   834     12.50%     55.31%     85.00%       253        1
---------------------------------------------------------------------------------

Average: $535,479.20
Lowest: $337,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average
                   of         Current       of Loans      Original     W.A.    Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon     Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
4.626 - 4.750       13     $  6,662,762        2.59%      $512,654    4.750%   706     755
-------------------------------------------------------------------------------------------
4.751 - 4.875       35       21,341,193        8.28        610,265    4.875    688     753
-------------------------------------------------------------------------------------------
4.876 - 5.000      112       62,117,625       24.11        556,245    5.000    668     758
-------------------------------------------------------------------------------------------
5.001 - 5.125       36       18,994,938        7.37        528,943    5.125    650     745
-------------------------------------------------------------------------------------------
5.126 - 5.250       65       36,416,516       14.14        562,227    5.250    658     745
-------------------------------------------------------------------------------------------
5.251 - 5.375        8        3,690,108        1.43        461,900    5.375    647     755
-------------------------------------------------------------------------------------------
5.376 - 5.500       19       10,560,289        4.10        556,590    5.500    645     759
-------------------------------------------------------------------------------------------
5.501 - 5.625       44       21,978,060        8.53        500,103    5.625    687     756
-------------------------------------------------------------------------------------------
5.626 - 5.750      111       56,756,298       22.03        511,862    5.750    634     744
-------------------------------------------------------------------------------------------
5.751 - 5.875       27       13,997,501        5.43        519,009    5.875    674     756
-------------------------------------------------------------------------------------------
5.876 - 6.000        6        2,562,127        0.99        427,473    6.000    636     708
-------------------------------------------------------------------------------------------
6.001 - 6.125        5        2,121,836        0.82        424,780    6.125    649     703
-------------------------------------------------------------------------------------------
6.126 - 6.250        1          397,123        0.15        397,500    6.250    822     822
-------------------------------------------------------------------------------------------
Total:             482     $257,596,376      100.00%      $535,479    5.341%   634     750
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score     LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
4.626 - 4.750    799     20.00%     44.82%     79.60%       180       0
-------------------------------------------------------------------------
4.751 - 4.875    791     22.51      54.15      80.00        179       0
-------------------------------------------------------------------------
4.876 - 5.000    817     12.50      46.85      79.98        177       1
-------------------------------------------------------------------------
5.001 - 5.125    817     21.25      49.57      79.71        178       1
-------------------------------------------------------------------------
5.126 - 5.250    824     17.24      49.51      80.00        178       1
-------------------------------------------------------------------------
5.251 - 5.375    800     25.92      55.68      80.00        246       1
-------------------------------------------------------------------------
5.376 - 5.500    800     34.14      56.58      80.00        330       1
-------------------------------------------------------------------------
5.501 - 5.625    834     33.82      63.79      85.00        349       1
-------------------------------------------------------------------------
5.626 - 5.750    813     28.57      63.92      80.00        359       1
-------------------------------------------------------------------------
5.751 - 5.875    806     32.15      69.49      83.14        357       1
-------------------------------------------------------------------------
5.876 - 6.000    797     19.88      57.36      73.52        351       1
-------------------------------------------------------------------------
6.001 - 6.125    764     67.30      75.40      80.00        359       1
-------------------------------------------------------------------------
6.126 - 6.250    822     69.13      69.13      69.13        359       1
-------------------------------------------------------------------------
Total:           834     12.50%     55.31%     85.00%       253       1
-------------------------------------------------------------------------

W.A.: 5.341%
Lowest: 4.750%
Highest: 6.250%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average
                  of         Current       of Loans     Original     W.A.     Min.    W.A.
               Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score    Loans        Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
825 - 849          1      $    388,616        0.15%      $390,000    5.625%   834     834
------------------------------------------------------------------------------------------
800 - 824         34        17,360,387        6.74        511,909    5.373    800     808
------------------------------------------------------------------------------------------
775 - 799        124        66,676,964       25.88        538,533    5.317    775     785
------------------------------------------------------------------------------------------
750 - 774        122        65,465,751       25.41        537,567    5.277    750     763
------------------------------------------------------------------------------------------
725 - 749         81        42,112,137       16.35        520,898    5.405    725     738
------------------------------------------------------------------------------------------
700 - 724         63        33,636,507       13.06        535,565    5.288    700     711
------------------------------------------------------------------------------------------
675 - 699         33        19,227,933        7.46        583,626    5.420    675     689
------------------------------------------------------------------------------------------
650 - 674         17         9,081,690        3.53        535,325    5.484    650     664
------------------------------------------------------------------------------------------
625 - 649          7         3,646,394        1.42        521,605    5.715    634     643
------------------------------------------------------------------------------------------
Total:           482      $257,596,376      100.00%      $535,479    5.341%   634     750
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score     LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
825 - 849       834     43.58%     43.58%     43.58%       179       1
------------------------------------------------------------------------
800 - 824       824     17.24      51.93      79.59        247       1
------------------------------------------------------------------------
775 - 799       799     19.88      55.93      83.14        250       1
------------------------------------------------------------------------
750 - 774       774     15.27      54.77      80.00        248       1
------------------------------------------------------------------------
725 - 749       749     20.00      57.13      85.00        267       1
------------------------------------------------------------------------
700 - 724       724     12.50      55.42      80.00        236       1
------------------------------------------------------------------------
675 - 699       699     22.17      52.23      80.00        266       1
------------------------------------------------------------------------
650 - 674       674     30.91      57.78      80.00        259       1
------------------------------------------------------------------------
625 - 649       649     25.92      59.39      75.00        337       1
------------------------------------------------------------------------
Total:          834     12.50%     55.31%     85.00%       253       1
------------------------------------------------------------------------

W.A.: 750
Lowest: 634
Highest: 834

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average
            of         Current       of Loans     Original     W.A.     Min.    W.A.
         Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Index     Loans        Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
FIX        482      $257,596,376      100.00%      $535,479   5.341%    634     750
------------------------------------------------------------------------------------
Total:     482      $257,596,376      100.00%      $535,479   5.341%    634     750
------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                    W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score     LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
FIX       834     12.50%     55.31%     85.00%       253       1
------------------------------------------------------------------
Total:    834     12.50%     55.31%     85.00%       253       1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose           Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Refinance-Rate/Term      362     $190,775,178       74.06%      $528,080    5.309%   634     750
-------------------------------------------------------------------------------------------------
Refinance-Cashout         80       43,343,569       16.83        542,839    5.377    649     749
-------------------------------------------------------------------------------------------------
Purchase                  40       23,477,630        9.11        587,727    5.529    679     753
-------------------------------------------------------------------------------------------------
Total:                   482     $257,596,376      100.00%      $535,479    5.341%   634     750
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Refinance-Rate/Term    834     12.50%     53.34%     83.14%       245       1
-------------------------------------------------------------------------------
Refinance-Cashout      822     17.24      54.81      80.00        252       1
-------------------------------------------------------------------------------
Purchase               816     39.15      72.28      85.00        316       1
-------------------------------------------------------------------------------
Total:                 834     12.50%     55.31%     85.00%       253       1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans     Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Property Type    Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
SFR               358      $190,709,380       74.03%      $533,756    5.339%   636     753
-------------------------------------------------------------------------------------------
PUD Detach         94        53,033,028       20.59        565,292    5.318    642     743
-------------------------------------------------------------------------------------------
Condo              17         7,242,508        2.81        426,921    5.505    662     746
-------------------------------------------------------------------------------------------
2-Family            6         3,565,057        1.38        595,167    5.455    741     771
-------------------------------------------------------------------------------------------
PUD Attach          6         2,411,981        0.94        402,517    5.229    700     748
-------------------------------------------------------------------------------------------
3-Family            1           634,423        0.25        635,086    5.750    634     634
-------------------------------------------------------------------------------------------
Total:            482      $257,596,376      100.00%      $535,479    5.341%   634     750
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score     LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              834     12.50%     54.54%     83.14%       252       1
-------------------------------------------------------------------------
PUD Detach       822     22.17      55.47      80.00        249       1
-------------------------------------------------------------------------
Condo            799     47.29      68.05      85.00        295       1
-------------------------------------------------------------------------
2-Family         802     17.24      60.20      80.00        232       1
-------------------------------------------------------------------------
PUD Attach       791     53.50      67.46      80.00        258       1
-------------------------------------------------------------------------
3-Family         634     56.96      56.96      56.96        359       1
-------------------------------------------------------------------------
Total:           834     12.50%     55.31%     85.00%       253       1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average
                      of         Current       of Loans      Original    W.A.     Min.    W.A.
                   Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans       Balance        Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Primary               469     $251,558,701       97.66%      $537,429   5.343%    634     750
----------------------------------------------------------------------------------------------
Secondary              13        6,037,675        2.34        465,126   5.258     701     753
----------------------------------------------------------------------------------------------
Total:                482     $257,596,376      100.00%      $535,479   5.341%    634     750
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             834     12.50%     55.19%     83.14%       253        1
----------------------------------------------------------------------------
Secondary           802     17.24      60.65      85.00        232        1
----------------------------------------------------------------------------
Total:              834     12.50%     55.31%     85.00%       253        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------
                           Number      Aggregate       Percent      Average
                             of         Current       of Loans      Original     W.A.    Min.    W.A.
                          Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Geographic Distribution    Loans        Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------
California                   482     $257,596,376      100.00%      $535,479   5.341%    634     750
-----------------------------------------------------------------------------------------------------
Total:                       482     $257,596,376      100.00%      $535,479   5.341%    634     750
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                           FICO   Original   Original   Original    Term to    Loan
Geographic Distribution   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------------
California                 834     12.50%     55.31%     85.00%       253        1
-----------------------------------------------------------------------------------
Total:                     834     12.50%     55.31%     85.00%       253        1
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
County Distribution    Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Los Angeles, CA          125     $ 69,019,023       26.79%      $553,486   5.298%    636     749
-------------------------------------------------------------------------------------------------
Orange, CA                62       35,561,782       13.81        574,583   5.284     645     741
-------------------------------------------------------------------------------------------------
Santa Clara, CA           61       32,763,950       12.72        538,062   5.356     678     765
-------------------------------------------------------------------------------------------------
San Mateo, CA             32       19,365,341        7.52        606,293   5.257     655     754
-------------------------------------------------------------------------------------------------
San Diego, CA             35       16,858,132        6.54        482,448   5.443     658     740
-------------------------------------------------------------------------------------------------
Alameda, CA               36       16,627,653        6.45        462,714   5.372     642     751
-------------------------------------------------------------------------------------------------
San Francisco, CA         27       14,481,663        5.62        537,700   5.278     634     749
-------------------------------------------------------------------------------------------------
Contra Costa, CA          25       14,178,195        5.50        567,971   5.543     689     757
-------------------------------------------------------------------------------------------------
Ventura, CA               14        7,523,418        2.92        538,960   5.368     693     764
-------------------------------------------------------------------------------------------------
Marin, CA                 10        5,155,424        2.00        515,975   5.465     702     742
-------------------------------------------------------------------------------------------------
Other                     55       26,061,793       10.12        474,585   5.383     649     750
-------------------------------------------------------------------------------------------------
Total:                   482     $257,596,376      100.00%      $535,479   5.341%    634     750
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Los Angeles, CA        834     12.50%     52.98%     80.00%       242        1
-------------------------------------------------------------------------------
Orange, CA             811     22.17      52.61      80.00        238        1
-------------------------------------------------------------------------------
Santa Clara, CA        813     16.28      56.60      80.00        262        1
-------------------------------------------------------------------------------
San Mateo, CA          813     20.00      47.96      85.00        228        1
-------------------------------------------------------------------------------
San Diego, CA          804     21.25      56.47      80.00        292        1
-------------------------------------------------------------------------------
Alameda, CA            801     29.33      60.05      78.98        262        1
-------------------------------------------------------------------------------
San Francisco, CA      813     36.07      61.01      80.00        232        1
-------------------------------------------------------------------------------
Contra Costa, CA       822     26.41      53.91      80.00        301        1
-------------------------------------------------------------------------------
Ventura, CA            816     32.17      56.98      78.78        262        1
-------------------------------------------------------------------------------
Marin, CA              780     38.46      54.88      75.39        272        1
-------------------------------------------------------------------------------
Other                  824     32.73      62.47      80.00        256        1
-------------------------------------------------------------------------------
Total:                 834     12.50%     55.31%     85.00%       253        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans     Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original LTV     Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
10.01 - 15.00        1     $    475,000        0.18%      $475,000   5.000%    717     717
-------------------------------------------------------------------------------------------
15.01 - 20.00        5        3,000,958        1.16        601,108   5.094     717     763
-------------------------------------------------------------------------------------------
20.01 - 25.00        9        5,129,658        1.99        571,314   5.033     682     753
-------------------------------------------------------------------------------------------
25.01 - 30.00       12        6,782,629        2.63        566,321   5.151     647     742
-------------------------------------------------------------------------------------------
30.01 - 35.00       25       14,585,776        5.66        584,615   5.172     674     750
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    717     12.50%     12.50%     12.50%       180        0
-------------------------------------------------------------------------
15.01 - 20.00    802     15.27      17.96      20.00        204        1
-------------------------------------------------------------------------
20.01 - 25.00    817     20.21      22.15      23.53        179        1
-------------------------------------------------------------------------
25.01 - 30.00    796     25.01      27.10      29.34        189        1
-------------------------------------------------------------------------
30.01 - 35.00    804     30.27      32.76      34.84        212        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
35.01 - 40.00       39       20,865,374        8.10        536,200   5.202     658     758
-------------------------------------------------------------------------------------------
40.01 - 45.00       35       20,006,108        7.77        573,009   5.183     658     749
-------------------------------------------------------------------------------------------
45.01 - 50.00       46       25,535,816        9.91        556,729   5.242     658     757
-------------------------------------------------------------------------------------------
50.01 - 55.00       52       28,294,092       10.98        545,225   5.209     645     744
-------------------------------------------------------------------------------------------
55.01 - 60.00       47       25,663,942        9.96        547,288   5.353     634     751
-------------------------------------------------------------------------------------------
60.01 - 65.00       61       31,427,628       12.20        516,075   5.332     636     753
-------------------------------------------------------------------------------------------
65.01 - 70.00       46       22,743,797        8.83        495,283   5.464     642     746
-------------------------------------------------------------------------------------------
70.01 - 75.00       40       21,455,713        8.33        537,121   5.601     649     750
-------------------------------------------------------------------------------------------
75.01 - 80.00       62       30,683,369       11.91        495,493   5.657     655     748
-------------------------------------------------------------------------------------------
80.01 - 85.00        2          946,516        0.37        473,750   5.779     729     764
-------------------------------------------------------------------------------------------
Total:             482     $257,596,376      100.00%      $535,479   5.341%    634     750
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
35.01 - 40.00    824     35.24      37.13      40.00        216        1
-------------------------------------------------------------------------
40.01 - 45.00    834     40.21      42.54      45.00        207        1
-------------------------------------------------------------------------
45.01 - 50.00    813     45.13      47.77      50.00        228        1
-------------------------------------------------------------------------
50.01 - 55.00    805     50.01      52.65      54.97        214        1
-------------------------------------------------------------------------
55.01 - 60.00    817     55.12      58.04      60.00        259        1
-------------------------------------------------------------------------
60.01 - 65.00    817     60.14      62.70      65.00        258        1
-------------------------------------------------------------------------
65.01 - 70.00    822     65.12      68.38      70.00        284        1
-------------------------------------------------------------------------
70.01 - 75.00    816     70.13      73.05      75.00        318        1
-------------------------------------------------------------------------
75.01 - 80.00    806     75.19      78.76      80.00        333        1
-------------------------------------------------------------------------
80.01 - 85.00    786     83.14      83.86      85.00        359        1
-------------------------------------------------------------------------
Total:           834     12.50%     55.31%     85.00%       253        1
-------------------------------------------------------------------------

W.A.: 55.31%
Lowest: 12.50%
Highest: 85.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
120                  9     $  3,808,984        1.48%      $425,660   5.074%    710     758
-------------------------------------------------------------------------------------------
168                  3        1,646,080        0.64        549,333   5.107     779     788
-------------------------------------------------------------------------------------------
180                260      145,151,836       56.35        559,684   5.063     647     752
-------------------------------------------------------------------------------------------
300                  2          871,027        0.34        436,150   5.925     636     737
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
120              796     25.22%     45.08%     60.00%       119        1
-------------------------------------------------------------------------
168              795     32.71      39.42      48.47        168        0
-------------------------------------------------------------------------
180              834     12.50      49.09      80.00        179        1
-------------------------------------------------------------------------
300              805     52.00      56.87      64.05        299        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
360                208      106,118,449       41.20        510,731   5.730     634     748
-------------------------------------------------------------------------------------------
Total:             482     $257,596,376      100.00%      $535,479   5.341%    634     750
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
360              822     19.88      64.43      85.00        359        1
-------------------------------------------------------------------------
Total:           834     12.50%     55.31%     85.00%       253        1
-------------------------------------------------------------------------

W.A.: 253.6 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

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as appropriate (the "material"), is for your private information, and Banc of
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